                                CREDIT AGREEMENT

                                      among

                The Entities Listed on the Signature Pages Hereto

                                       and

                                DEUTSCHE BANK AG,
                                 NEW YORK BRANCH
                  --------------------------------------------

                          Dated as of February 16, 1996
                  --------------------------------------------







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                                TABLE OF CONTENTS




             SECTION 1.        Amount and Terms of Credit....................................4


1.1.     The Facility........................................................................4

1.2.     Minimum Amount of Each Borrowing....................................................4

1.3.     Request for Borrowing...............................................................4

1.4.     Disbursement of Funds...............................................................5

1.5.     Notes...............................................................................5

1.6.     Bank Notations......................................................................5

1.7.     Interest............................................................................5

1.8.     Interest Periods....................................................................6

1.9.     Compensation........................................................................6

1.10.    Addition of New Borrowers...........................................................7

1.11.    Increased Costs, Illegality, etc....................................................8

             SECTION 2.        Prepayments; Payments........................................10


2.1.     Prepayments........................................................................10

2.2.     Method and Place of Payment........................................................11

             SECTION 3.        Conditions Precedent to Effective Date.......................11


3.1.     Execution of Agreement; Notes......................................................11

3.2.     Officer's Certificate..............................................................11

3.3.     Opinions of Counsel................................................................11

3.4.     Corporate Documents; Proceedings; etc..............................................11

3.5.     Adverse Change, etc................................................................12

3.6.     Litigation.........................................................................12

             SECTION 4.        Conditions Precedent to All Loans............................13


4.1.     No Default; Representations and Warranties.........................................13

4.2.     Request for Borrowing..............................................................13

4.3.     Monthly Report.....................................................................13

4.4.     Bank's Discretion..................................................................13

             SECTION 5.        Representations, Warranties and Agreements...................13


5.1.     Corporate or Trust Status..........................................................14

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

5.2.     Power and Authority................................................................14

5.3.     No Violation.......................................................................14

5.4.     Governmental Approvals.............................................................15

5.5.     Financial Statements; Financial Condition;
             Undisclosed Liabilities; etc...................................................15

5.6.     Litigation.........................................................................15

5.7.     True and Complete Disclosure.......................................................16

5.8.     Use of Proceeds; Margin Regulations................................................16

5.9.     ERISA..............................................................................16

5.10.    Compliance with Statutes, etc......................................................16

5.11.    Investment Company.................................................................17

5.12.    Investment Advisor.................................................................17

5.13.    Affiliation with the Bank..........................................................17

             SECTION 6.        Affirmative Covenants........................................17


6.1.     Information Covenants..............................................................17

6.2.     Books, Records and Inspections.....................................................19

6.3.     Compliance with Statutes, etc......................................................19

6.4.     Investment Company.................................................................19

6.5.     Compliance with Investment Practices...............................................19

             SECTION 7.        Negative Covenants...........................................19


7.1.     Liens..............................................................................19

7.2.     Consolidation, Merger, Sale or Purchase of
             Assets, etc....................................................................20

7.3.     Modifications of Investment Practices, Articles
             of Incorporation, By-Laws and Certain Other
             Agreements.....................................................................20

7.4.     Business...........................................................................21

7.5.     ERISA..............................................................................21

7.6.     Affiliated Person..................................................................21

             SECTION 8.        Events of Default............................................21


8.1.     Payments...........................................................................21

8.2.     Representations, etc...............................................................21

8.3.     Covenants..........................................................................21

8.4.     Default Under Other Agreements.....................................................22

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                                      (ii)





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

8.5.     Bankruptcy, etc....................................................................22

8.6.     Judgments..........................................................................22

8.7.     Investment Advisor.................................................................23

8.8.     Asset Coverage.....................................................................23

             SECTION 9.        Definitions and Accounting Terms.............................23


 9.1.    Defined Terms......................................................................23

             SECTION 10.       Miscellaneous................................................31


10.1.    Payment of Expenses, etc...........................................................31

10.2.    Right of Setoff....................................................................31

10.3.    Notices............................................................................31

10.4.    Benefit of Agreement...............................................................32

10.5.    No Waiver; Remedies Cumulative; Recourse...........................................33

10.6.    Calculations; Computations.........................................................34

10.7.    GOVERNING LAW; SUBMISSION TO JURISDICTION;
             VENUE; WAIVER OF JURY TRIAL....................................................34

10.8.    Counterparts.......................................................................35

10.9.    Headings Descriptive...............................................................35

10.10.   Amendment or Waiver; etc...........................................................35

10.11.   Survival...........................................................................35

10.12.   Domicile of Loans..................................................................35

10.13.   Separate Agreements................................................................35

10.14.   Organization.......................................................................36
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                                      (iii)





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             CREDIT AGREEMENT, dated as of February 16, 1996, among the entities on the signature pages hereto (each a "Borrower" and, together with any
Requested Additional Borrower which becomes a Borrower pursuant to Section 1.10, collectively the "Borrowers"), and Deutsche Bank AG, New York Branch (together with its successors and assigns, the "Bank"; all capitalized terms used herein and defined in Section 9 are used herein as therein defined).


             W I T N E S S E T H:


             WHEREAS, subject to and upon the terms and conditions herein set forth, the Borrowers may request that the Bank make available the credit facilities provided for herein;

             NOW, THEREFORE, IT IS AGREED:


             SECTION 1 Amount and Terms of Credit.

             1.1 The Facility. (a) Subject to and upon the terms and conditions set forth herein, the Bank agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Expiry Date, to consider requests from a Borrower to make a Loan or Loans (each a "Loan" and, collectively, the "Loans") to such Borrower, which Loans (i) shall, at the option of such Borrower, be Base Rate Loans or NIBOR Loans, provided that all Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, and (iii) shall not exceed for any particular Borrower the lesser of such Borrower's
Borrowing Base and, when aggregated with all Loans then outstanding, the Total
Borrower Facility. Notwithstanding anything to the contrary contained herein the Bank shall not at any time have any obligation or commitment to make any Loan to any Borrower.

             1.2 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing shall not be less than $50,000 and, if greater, shall be in an integral multiple of $10,000. More than one Borrowing may occur on the same date.

             1.3 Request for Borrowing. Whenever a Borrower desires to make a Borrowing hereunder, it shall give the Bank at its Notice Office notice of its request before 2:30 p.m. (New York time) on the Business Day on which it desires to incur such Loan. Each such request (each a "Request for Borrowing") shall be given by or on behalf of a Borrower in the form of Exhibit A, appropriately completed to specify (a) the identity of such requesting Borrower, (b) the aggregate principal amount of the Loans requested to be


                                      -4-





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made pursuant to such Borrowing, (c) the Business Day on which such Loans are to be made, (d) whether such Loans are to be Base Rate Loans or NIBOR Loans (and the Interest Period requested to be applicable thereto), (e) the aggregate amount of principal and interest on outstanding Loans which are payable by such Borrower on such date, (f) if the amount specified pursuant to clause (b) is greater than the amount specified pursuant to clause (e), the net amount to be remitted by the Bank pursuant to Section 1.4 in the event that the Bank elects to make the Requested Loan and (g) if the amount specified pursuant to clause
(e) is greater than the amount specified pursuant to clause (b), the net amount to be remitted by such Borrower pursuant to Section 2.2.

             1.4 Disbursement of Funds. In the event that the Bank elects to make a Loan, it will make funds available to the relevant Borrower in an amount equal to the net amount, if any specified in the related Request for Borrowing pursuant to Section 1.3(g) by a wire transfer, initiated no later than 4:00 P.M. New York Time on the date specified in a Request for Borrowing, of immediately available funds to an account specified by or on behalf of such Borrower. To the extent the Bank elects not to make a Loan, it shall notify the relevant Borrower not later than 4:00 P.M. on such date.

             1.5 Notes. Each Borrower's obligation to pay the principal of, and interest on, the Loans made to it by the Bank shall be evidenced by a promissory note duly executed and delivered by such Borrower substantially in the form of Exhibit B, with blanks appropriately completed in conformity herewith (each a "Note" and collectively the "Notes"). The Note shall (i) be executed by the relevant Borrower, (ii) be payable to the Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the Total
Borrower Facility and be payable in the principal amount of the Loans evidenced thereby, (iv) bear interest as provided in the appropriate clause of Section 1.7 in respect of the Base Rate Loans or NIBOR Loans, as the case may be, evidenced thereby, (v) be subject to mandatory repayment as provided in Section 2.1 and
(vi) be entitled to the benefits of this Agreement and the other Credit
Documents.

             1.5 Bank Notations. The Bank will note on its internal records the amount of each Loan made by it to a Borrower and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect such Borrower's obligations in respect of such Loans.

             1.7 Interest. (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base


                                      -5-





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Rate Loan made to it from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration, demand or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the Base Rate in effect from time to time.

             (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each NIBOR Loan made to it from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration, demand or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the NIBOR Rate for such Interest Period plus .55%.

             (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of
(x) 2% per annum in excess of the rate otherwise applicable to Loans maintained as Base Rate Loans from time to time or (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand by the relevant Borrower.

             (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months on each date occurring at three month intervals after the first day of such Interest
Period and (ii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration, demand or otherwise) and, after such maturity, on demand.

             (e) Upon each Interest Determination Date, the Bank shall determine the interest rate for the NIBOR Loans for which such determination is being made and shall promptly notify the relevant Borrower thereof. The Bank shall make such determination promptly following its determination to make a Loan hereunder. Each determination of the interest rate shall, absent manifest error, be final and conclusive and binding on all parties hereto.

             1.8 Interest Periods. The interest period applicable to each Loan (each an "Interest Period") shall be a one week, two week, three week, or monthly period as selected by the Borrower and accepted by the Bank at the time of each borrowing but in no event shall exceed a six month period.

             1.9 Compensation. Each Borrower with respect to its Loans shall compensate the Bank, upon its written request (which request shall set forth the basis for requesting such



                                      -6-





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compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by the Bank to fund NIBOR Loans made to such Borrower) which such Bank may sustain: (i) if for any reason (other than the Bank's failure to make a Loan) a Borrowing of NIBOR
Loans made to such Borrower does not occur on a date specified therefor in a Request for Borrowing; (ii) if any repayment (including any repayment made pursuant to Section 2.1 as a result of any demand made by the Bank or an acceleration of the Loans pursuant to Section 8) of any of its Loans made to such Borrower occurs on a date which is not the last day of an Interest Period with respect thereto; or (iii) as a consequence of any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by the Bank.

             1.10 Addition of New Borrowers. Counsellors may from time to time request in writing (each such Request, an "Additional Borrower Request") from time to time that an open-end management investment company for which Counsellors acts as primary investment advisor be included hereunder as an additional Borrower subject to the terms and conditions of this Agreement (any such investment company, a "Requested Additional Borrower"). Such Additional
Borrower Request shall include (i) a certification by a senior officer of a Requested Additional Borrower that (x) all representations and warranties contained herein are true and correct in all material respects, (y) Counsellors is the primary investment advisor and specify any other relevant investment advisor, and (z) no Default or Event of Default has occurred and is continuing or will occur as a result of such Requested Additional Borrower becoming a Borrower hereunder and (z) stating that all of the conditions set forth in Sections 3.6 and 4.1 are satisfied provided that for purposes of such certification references to "Borrower" shall mean and include such Requested
Additional Borrower, (ii) the most recent audited and unaudited financial statements of such Requested Additional Borrower, (iii) an updated Note meeting the requirements of Section 1.5 duly executed by such Requested Additional
Borrower, and (iv) documents meeting the requirements of Section 3.4. If the Bank consents to the inclusion of such Requested Additional Borrower by so indicating on counterparts of the Additional Borrower Request, the Bank shall insert the date of its agreement on the Note submitted by such Requested
Additional Borrower and from and after such date, such Requested Additional
Borrower shall be a party hereto and have the rights and obligations of a "Borrower" hereunder. The Bank shall not be required to consent to the inclusion of any Requested Additional Borrower, and any such consent shall be at the discretion of the Bank. In the event that the Bank does not so consent, it shall promptly return the Note referred to above to the relevant Requested Additional
Borrower.



                                      -7-





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             1.11  Increased Costs, Illegality, etc. (a) In the event that the
Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto): (i) on any Interest
Determination Date that, by reason of any changes arising after the date of this
Agreement affecting the interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of NIBOR; or (ii) at any time, that the Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any NIBOR Loan because of any change since the date of this Agreement in any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order or request), such as, for example, but not limited to, (A) a change in the basis of taxation of payments to the Bank or its applicable lending office of the principal of or interest on the Notes or any other amounts payable hereunder
(except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Bank or its applicable lending office imposed by the jurisdiction in which its principal office or applicable lending office is located) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent covered by Section
1.11(d) or included in the computation of NIBOR; or (iii) at any time, that the making or continuance of any NIBOR Loan has been made (x) unlawful by any law or governmental rule, regulation or order, or (y) impossible by compliance by the
Bank with any governmental request (whether or not having force of law); then, and in any such event, the Bank shall promptly give notice (by telephone confirmed in writing) to the Borrower. Thereafter (x) in the case of clause (i)
above, NIBOR Loans shall no longer be available until such time as the Bank notifies the Borrower that the circumstances giving rise to such notice by the
Bank no longer exist, and any Request for Borrowing given by the Borrower with respect to NIBOR Loans which have not yet been incurred shall be deemed rescinded by the Borrower; (y) in the case of clause (ii) above, the Borrower shall pay to the Bank, within five Business Days after written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Bank in its sole discretion shall determine) as shall be required to compensate the Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to the Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank shall be conclusive, absent manifest error); and (z) in the case of clause (iii) above, take one of the actions specified in Section 1.11(b) as promptly as possible and, in any event, within the time period required by law.


                                      -8-





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             (b) At any time that any NIBOR Loan is affected by the
circumstances described in Section 1.11(a)(ii) or (iii), the Borrower may (and,
in the case of a NIBOR Loan affected by the circumstances described in Section
1.11(a)(iii), shall) either (i) if the affected NIBOR Loan is then being made initially or pursuant to a conversion, cancel said Borrowing, or change the Type of Loan to become a Base Rate Loan by giving the Bank notice by telephone
(confirmed in writing) of the cancellation on the same date (if practicable)
that the Borrower was notified by the Bank pursuant to Section 1.11(a)(ii) or
(iii); or (ii) if the affected Loan is then outstanding, upon at least three
Business Days' written notice, require the Bank to convert such NIBOR Loan into a Base Rate Loan.

             (c) If the Bank determines at any time that any change since the date of this Agreement in any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) concerning capital adequacy, or any change since the date of this Agreement in the interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by the Bank based on the existence of the Bank's obligations hereunder, then the Borrower shall pay to the Bank, upon its written demand therefor, such additional amounts as shall be required to compensate the Bank for the increased cost to the Bank as a result of such increase of capital. The Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.11(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts. In determining such additional amounts, the Bank will act reasonably and in good faith and will use averaging and attribution methods that are reasonable; provided that the Bank's determination of compensation owing under this Section 1.11(c) shall be conclusive, absent manifest error.

             (d) In the event that the Bank shall determine (which determination shall be prima facie evidence with respect to all the parties hereto) at any time that by reason of Regulation D the Bank's lending office is required to maintain reserves in respect of Eurocurrency liabilities (as defined in Regulation D) during any period in which it has a NIBOR Loan outstanding (each such period, for the Bank, a "Eurocurrency Reserve Period"), then the Bank shall promptly give notice (by telephone confirmed in writing) to the Borrower of such determination, and the Borrower shall pay to the Bank additional interest on the unpaid principal amount of each NIBOR Loan of the Bank during such Eurocurrency
Reserve Period at a rate per annum which shall, during each Interest Period applicable to such NIBOR Loan, be the amount by which (i) the NIBOR Rate for such Interest Period divided (and rounded to the nearest whole



                                      -9-





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multiple of 1/16 of 1%) by a percentage equal to 100% minus the then stated
maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities
(as defined in Regulation D) exceeds (ii) the NIBOR Rate for such Interest
Period. Additional interest payable pursuant to the immediately preceding sentence shall be paid by the Borrower at the time that it is otherwise required to pay interest in respect of such NIBOR Loan. The Bank agrees that if it gives notice to the Borrower of the existence of a Eurocurrency Reserve Period, it shall promptly notify the Borrower of any termination thereof, at which time the Borrower shall cease to be obligated to pay additional interest to such Bank pursuant to the first sentence of this Section 1.11(d) until such time, if any, as a subsequent Eurocurrency Reserve Period shall occur.

             SECTION 2  Prepayments; Payments.

             2.1 Prepayments. (a) On any day on which the aggregate outstanding principal amount of Loans made to a Borrower when aggregated with all Loans then outstanding exceeds the Total Borrower Facility as then in effect, such Borrower shall prepay principal of such Loans in an amount equal to such excess.

             (b) If on any date the aggregate outstanding principal amount of Loans made to a Borrower exceeds such Borrower's Borrowing Base, such Borrower shall promptly (and in any event within 2 Business Days) after the occurrence of such date, prepay principal of Loans in an amount equal to such excess.

             (c) Each Borrower shall have the right to prepay the Loans made to it, subject to Section 1.9, in whole or in part at any time and from time to time on the following terms and conditions: (i) such Borrower shall give the Bank prior to 11:00 A.M. (New York time) (x) at least one Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans on such Business Day and (y) at least two
Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay NIBOR Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of NIBOR Loans the specific
Borrowing or Borrowings pursuant to which made, and (ii) each prepayment shall be in an aggregate principal amount of at least US$50,000.0.

             (d) Notwithstanding anything to the contrary contained elsewhere in this Agreement, each Borrower shall repay the outstanding principal amount of each Loan made to it on the last day of the Interest Period for such Loan and all then outstanding Loans shall be repaid in full on the Expiry Date.


                                      -10-





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             2.2  Method and Place of Payment. Except as otherwise specifically provided herein, all payments shall be made in Dollars in immediately available funds at the Payment Office of the Bank not later than 2:30 P.M. (New York time)
on the date such payments are due. In the event that, on any date on which a payment of principal or interest is due on a Loan to a Borrower, the Bank elects to make a new Loan to such Borrower pursuant to Section 1.4, such Borrower shall only be obligated to remit to the Bank an amount equal to the difference, if a positive number, between the amount of such payment of principal and interest less the amount of the new Loan. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

             SECTION 3 Conditions Precedent to Effective Date. This Agreement will become effective on the date (the "Effective Date") on which the following conditions have been satisfied:

             3.1 Execution of Agreement; Notes. Each Borrower and the Bank shall have executed a counterpart of this Agreement and there shall have been delivered to the Bank the appropriate Note executed by each Borrower in the amount, maturity and as otherwise provided herein.

             3.2 Officer's Certificate. The Bank shall have received a certificate dated the Effective Date signed on behalf of each Borrower by any authorized officer of such Borrower stating that all of the conditions set forth in Sections 3.5, 3.6 and 4.1 have been satisfied on such date.

             3.3 Opinions of Counsel. The Bank shall have received from counsel to each Borrower, an opinion addressed to the Bank and dated the Effective Date covering the matters set forth in Exhibit C and such other matters incident to the transactions contemplated herein as the Bank may reasonably request.

             3.4 Corporate Documents; Proceedings;etc. (a) The Bank shall have received a certificate, dated the Effective Date, signed by any authorized officer of each Borrower, and attested to by the Secretary or any Assistant
Secretary of such Borrower, in the form of Exhibit D with appropriate insertions, together with copies of the Articles of Incorporation and By-Laws or Declaration of Trust of such Borrower, the resolutions of such Borrower referred to in such certificate, the Prospectus of such Borrower and its Investment
Advisory Agreement, and the foregoing shall be acceptable to the Bank.


                                      -11-





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             (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Bank and the Bank shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Bank reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

             3.4 Adverse Change, etc. (a) Nothing shall have occurred (and the Bank shall not have become aware of any facts or conditions not previously known) which the Bank shall have determined has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Bank, or on the ability of any Borrower to perform its obligations to the Bank or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower.

             (b) All necessary governmental (domestic and foreign) and third party approvals, if any, in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents or the making of the Loans.

             3.6 Litigation. No litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby, or which the Bank shall have determined could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of any Borrower.


                                      -12-





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             SECTION 4  Conditions Precedent to All Loans. No Loan shall be made to any Borrower hereunder unless the following conditions are satisfied:

             4.1 No Default; Representations and Warranties. At the time of each such Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default with respect to such Borrower, (ii) such Borrower shall be in compliance in all material respects with the Investment Company Act
(including without limitation Section 18 thereof) and (iii) all representations and warranties by or with respect to such Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Loan (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

             4.2 Request for Borrowing. Prior to the making of each Loan, the Bank shall have received a Request for Borrowing meeting the requirements of
Section 1.3.

             4.3 Monthly Report. At least five Business Days prior to the making of the first Loan made hereunder to a Borrower, such Borrower shall have delivered a Monthly Report meeting the requirements of Section 6.1(b) prepared as of the last day of the calendar month most recently ended.

             4.4 Bank's Discretion. The Bank in its sole discretion desires to make such Loan.

The acceptance of the proceeds of each Loan shall constitute a representation and warranty by the relevant Borrower to the Bank that all the conditions specified in Section 3 and in Sections 4.1 and 4.2 and applicable to such Loan are satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 3 and in Section 4, unless otherwise specified, shall be delivered to the Bank at its Notice Office and shall be in form and substance satisfactory to the Bank.


             SECTION 5 Representations, Warranties and Agreements. In order to induce the Bank to enter into this Agreement and to make the Loans, each Borrower makes the following representations, warranties and agreements as to itself, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, with the incurrence of each Loan on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this


                                      -13-






Section 5 are true and correct on and as of the Effective Date and on the date of each such Loan:

             5.1 Corporate or Trust Status. Such Borrower (i) is a duly organized and validly existing trust, series of a trust or corporation in good standing under the laws of the jurisdiction of its establishment or incorporation, (ii) has the trust or corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower.

             5.2 Power and Authority. Such Borrower has the power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of the Credit Documents. Such Borrower has duly executed and delivered each of the Credit Documents to which it is party, and each of the Credit Documents (assuming due authorization and execution by the other parties hereto) constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

             5.3 No Violation. To the best of such Borrower's knowledge after due inquiry, neither the execution, delivery or performance (including such Borrowing of Loans hereunder) by any Borrower of any of the Credit Documents, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation (including, without limitation, the Investment Company Act) or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate or conflict with the Investment Practices or any provision of the Articles of Incorporation, By-Laws or Declaration of Trust of such Borrower.

             5.4 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by such Borrower of any Credit Document to which it is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.


             5.5 Financial Statements; Financial Condition; Undisclosed Liabilities; etc. (a) The statements of financial condition of such Borrower as of October 31, 1995 and the related statements of assets and liabilities, operations and changes in net assets of such Borrower for the fiscal year ended on such date, and furnished to the Bank prior to the Effective Date present fairly the financial condition of such Borrower at the date of such statements of financial condition and the results of the operations of such Borrower for such fiscal year. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied. Since October 31, 1995, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower that would materially and adversely affect its ability to perform its obligations hereunder).

             (b) Except as fully disclosed in the financial statements delivered pursuant to Section 5.5(a), there were as of the Effective Date no liabilities or obligations with respect to such Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to such Borrower other than obligations owed to service providers incurred in the ordinary course and consistent with past practice. As of the Effective Date, no Borrower knows of any basis for the assertion against it of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 5.5(a) which, either individually or in the aggregate, could be material to such Borrower.

             5.6 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of such Borrower after due inquiry, threatened
(i) with respect to any Credit Document or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower.

             5.7 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of such Borrower in writing to the Bank (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such Borrower in writing to the Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

             5.8 Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans shall be utilized by such Borrower to repay Loans outstanding hereunder and to finance temporarily until settlement the sale or purchase of portfolio securities by such Borrower, the repurchase or redemption of shares of such Borrower at the request of the holders of such and other temporary and emergency purposes.

             (b) Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

             5.9 ERISA. No Borrower nor any ERISA Affiliate has ever maintained or been obligated to contribute to any "employee benefit plan" (as defined in Section 3(3) of ERISA).

             5.10 Compliance with Statutes, etc. Such Borrower is in compliance with (i) all applicable statutes (including, without limitation, the Investment Company Act), regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower or any adverse effect on the legality, validity or enforceability of this Agreement or any of the other Credit Documents and (ii) all investment policies and restrictions set forth in its Articles of Incorporation, By-Laws or Declaration of Trust, as applicable, and Investment Practices.

             5.11 Investment Company. Such Borrower is duly registered as an open-end management investment company or is a series thereof under the Investment Company Act, and such registration has not been revoked or rescinded and is in full force and effect.

             5.12 Investment Advisor. The Investment Advisor to such Borrower is duly registered as an investment adviser under the Investment Advisers Act and is the sole investment advisor to such Borrower.

             5.13 Affiliation with the Bank. Neither such Borrower nor any ffiliated Person of such Borrower is an Affiliated Person of the Bank.


             SECTION 6 Affirmative Covenants. Each Borrower covenants and agrees that on and after the Effective Date and until Loans and Notes, together with interest, incurred hereunder and thereunder are paid in full:

             6.1  Information Covenants. Such Borrower will deliver to the Bank:

               (a) Semi-Annual and Annual Financial Statements. Within 60 days after the close of each semi-annual and annual accounting period in each fiscal year of such Borrower, the statement of assets and liabilities, operations and changes in net assets of such Borrower as of the end of such semi-annual and annual accounting period, in each case setting forth comparative figures where applied for the related periods in the prior fiscal year, all of which shall be certified by the Treasurer of such Borrower, subject to normal year-end audit adjustments, together with, in the case of annual statements, a certification by an independent certified public accountant of recognized standing stating that its regular audit was conducted in accordance with generally accepted audit standards.

              (b) Monthly Reports. At least five Business Days prior to the date the first Loan is made to a Borrower hereunder and thereafter promptly (and in any event within five Business Days) following each Monthly Valuation Date, a monthly unaudited statement (each a "Monthly Report"), prepared in accordance with generally accepted accounting principles, listing (i) the value (as determined in accordance with the definition of "Asset Coverage Numerator") of all of such Borrower's assets and (ii) the Asset Coverage Ratio (and, in each case, showing in reasonable detail the calculation thereof), all as of the open of business on such Monthly Valuation Date, and certified by the Treasurer of such Borrower, which certification shall also include the calculations required to establish the Asset Coverage Ratio as of such Monthly Valuation Date.

              (c) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 6.1(a) and (b), a certificate by the Treasurer of such Borrower to the effect that the representations and warranties by or with respect to such Borrower are true and correct in all material respects and no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish the Borrowing Base and the Asset Coverage Ratio of such Borrower at the end of such monthly, semi-annual or annual period, as the case may be.

              (d) Notice of Default or Litigation. Promptly, and in any event within five Business Days after an officer of such Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against any Borrower which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower or (y) with respect to any Credit Document. In the event that any event occurs which constitutes a Default or Event of Default with respect to a Borrower, each other Borrower shall within five Business Days after a request by the Bank deliver a certificate to the Bank which certificate shall either certify that with respect to such Borrower no Default or Event of Default has occurred and is then continuing or shall specify the nature of any Default or Event of Default with respect to such Borrower.

              (e) Other Reports and Filings. (i) Promptly, copies of all financial information, proxy materials, prospectuses and statements of additional information, and other information and reports which such Borrower shall deliver to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

              (f) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to such Borrower or any of its investments as the Bank may reasonably request in writing.

             6.2 Books, Records and Inspections. Such Borrower will keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Such Borrower will permit officers and designated representatives of the Bank to visit and inspect, under guidance of officers of such Borrower, any of the properties of such Borrower, and to examine the books of account of such Borrower and discuss the affairs, finances and accounts of such Borrower with, and be advised as to the same by, its officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Bank may request.

             6.3 Compliance with Statutes, etc. Such Borrower will comply with all applicable statutes (including, without limitation, the Investment Company
Act), regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Borrower or any adverse effect on the legality, validity or enforceability of this Agreement or any of the other Credit Documents.

             6.4 Investment Company. Such Borrower will at all times (x) be a registered, open-end management investment company under the Investment Company Act or a series thereof and (y) qualify and be treated as a regulated investment company under the Code.

             6.5 Compliance with Investment Practices. Such Borrower will at all times comply with the investment policies and restrictions in all material respects set forth in its Investment Practices.


             SECTION 7 Negative Covenants. Each Borrower covenants and agrees that on and after the Effective Date and until the Loans and Notes, together with interest and all other Obligations incurred by such Borrower hereunder and thereunder are paid in full:

             7.1 Liens. Such Borrower will not create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets (real or personal, tangible or intangible), whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including pursuant to repurchase agreements relating to securities), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 7.1 shall not prevent the creation, incurrence, assumption or existence of the following:

               (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

               (ii) Liens in respect of property or assets of such Borrower imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of a Borrower's property or assets or materially impair the use thereof in the operation of the business of a Borrower or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien; and

               (iii) Liens in respect of Hedging Agreements entered into in the ordinary course of business.

             7.2 Consolidation, Merger, Saleor Purchase of Assets, etc. Such Borrower will not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property or assets, or enter into any short sales contracts or contracts to sell assets that it does not yet own, (except as permitted by its Prospectus) or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) all or substantially all of the property or assets of any Person other than with the consent of the Bank (not to be unreasonably witheld).

             7.3 Modifications of Investment Practices, Articles of Incorporation, By-Laws and Certain Other Agreements. Such Borrower will not (i) amend or modify, or permit the amendment or modification of, its Investment Practices, (ii) amend, modify or change its Articles of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws or trust documentation, or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock or (iii) amend, modify or change its Investment Advisory Agreement other than any amendments, modifications or changes pursuant to clauses (i),
(ii) or (iii) of this Section 7.3 which are not in any way materially adverse to its ability to perform its obligations hereunder and copies of which are provided to the Bank.

             7.4 Business. Such Borrower will not engage (directly or indirectly) in any business other than the business in which such Borrower is engaged on the Effective Date and other businesses reasonably related thereto.

             7.5 ERISA. Such Borrower will not and will not permit any ERISA Affiliate to maintain or become obligated to contribute to any Plan.

             7.6  Affiliated Person. Neither such Borrower nor any
Affiliated Person of such Borrower will directly or indirectly own, control or hold with power to vote 5% or more of the outstanding voting securities of (or otherwise be or become an Affiliated Person of) the Bank.


             SECTION 8 Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

             8.1 Payments. A Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more days, in the payment when due of any interest on any Loan or Note, or any other amounts owing hereunder or thereunder; or

             8.2 Representations, etc. Any representation, warranty or statement made by a Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

             8.3 Covenants. (a) A Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 6.4, 6.5 or Section 7 (other than 7.3) or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to such Borrower by the Bank; or

             8.4 Default Under Other Agreements. A Borrower shall (i) default in any payment of any Indebtedness in an amount individually or in the aggregate equal to or exceeding 3% of the Asset Coverage Numerator then in effect with respect to such Borrower beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (iii) any such Indebtedness of a Borrower shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

             8.5 Bankruptcy, etc. A Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against a Borrower, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of a Borrower, or a Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to such Borrower, or there is commenced against a Borrower any such proceeding which remains undismissed for a period of 60 days, or a Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or a Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or a Borrower makes a general assignment for the benefit of creditors; or any corporate action is taken by a Borrower for the purpose of effecting any of the foregoing; or

             8.6 Judgments. One or more judgments or decrees shall be entered against a Borrower involving a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds 3% of the Asset Coverage Numerator then in effect with respect to such Borrower; or

             8.7 Investment Advisor. (i) The Investment Advisor shall cease to be the primary investment advisor to any Borrower or (ii) any Investment Advisory Agreement shall cease to be in full force and effect or the Investment Advisor shall deny or disaffirm any of its material obligations to be performed by it under its Investment Advisory Agreement or shall default in the performance of any such obligations; or

             8.8 Asset Coverage. The aggregate outstanding principal amount of Loans made to a Borrower shall exceed an amount equal to 33-1/3% of the Asset Coverage Numerator at such time;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank, may by written notice (or five days prior written notice in the case of an Event of Default under Section 8.7) to the relevant Borrower, take any or all of the following actions, without prejudice to the rights of the Bank or the holder of any Note to enforce its claims against such Borrower (provided, that, if an Event of Default specified in Section 8.5 shall occur, the result which would occur upon the giving of written notice by the Bank to such Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Borrower Facility terminated with respect to such Borrower; and (ii) declare the principal of and any accrued interest in respect of all Loans made to such Borrower and the Note issued by such Borrower and all Obligations owing by such Borrower hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without any other presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.


             SECTION 9  Definitions and Accounting Terms.

             9.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

             "Additional Borrower Request" shall have the meaning provided in
Section 1.10 of this Agreement.

             "Affiliated Person" shall have the meaning provided in the Investment Company Act.

             "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

             "Asset Coverage Denominator" at any time shall mean the aggregate amount of Senior Securities (including in any event all Loans hereunder) representing indebtedness of a Borrower, determined in accordance with Section 18 of the Investment Company Act.

             "Asset Coverage Numerator" shall mean the value of the total assets of a Borrower, less all liabilities and indebtedness not represented by Senior Securities, all determined in accordance with Section 18 of the Investment Company Act, provided that for purposes of this Agreement (x) in no event shall the value of the total assets of a Borrower as so calculated exceed the values of the assets as same would be determined in computing net asset value as described in the Prospectus of each Borrower under the heading "Net Asset Value" and (y) in no event shall the liabilities and indebtedness (other than Senior Securities) be less than the respective liabilities as same would be determined in calculating net asset value as described under the heading "Net Asset Value" in such Prospectus.

             "Asset Coverage Ratio" at any time shall mean the ratio of the Asset Coverage Numerator at such time to the Asset Coverage Denominator at such time.

             "Bank" shall mean Deutsche Bank AG, New York Branch as well as any Person which becomes a "Bank" hereunder pursuant to 10.4(b).

             "Bankruptcy Code" shall have the meaning provided in Section 8.5.

             "Base Rate" at any time shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

             "Base Rate Loan" shall mean each Loan designated or deemed designated as such by a Borrower at the time of the incurrence thereof or conversion thereto.

             "Borrower" and "Borrowers" shall have the meaning provided in the first paragraph of this Agreement.

             "Borrowing" shall mean and include the borrowing of one Type of Loan by one Borrower from the Bank on a given date.

             "Borrowing Base" shall mean, with respect to a Borrower, 33 1/3% of its Asset Coverage Numerator at the time of determination (or such lesser amount as shall be permitted indebtedness pursuant to such Borrower's Prospectus).

             "Business Day" shall mean (i) for all purposes other than as covered by clauses (ii) and (iii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, NIBOR Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank market and (iii) with respect to the information required to be delivered in each Monthly Report, any day which is a Business Day described in clause (i) above and which is also a day on which the New York Stock Exchange is open for trading.

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

             "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

             "Counsellors" shall mean Warburg, Pincus Counsellors, Inc.

             "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof, each Note.

             "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

             "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

             "Effective Date" shall have the meaning provided in Section 3.

             "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act); provided that no Affiliated Person of a Borrower and no Affiliated Person of such an Affiliated Person of a Borrower shall be an Eligible Transferee.

             "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

             "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with a Borrower would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

             "Event of Default" shall have the meaning provided in Section 8.

             "Expiry Date" shall mean February 14, 1997.

             "Federal Funds Rate" shall mean the rate at which the Bank, as a branch of a foreign bank, in its sole discretion can obtain federal funds in the interbank overnight federal funds market including through brokers of recognized standing.

             "Hedging Agreement" shall mean any Repurchase Agreements, Reverse Repurchase Agreements, securities lending arrangements, futures contracts, agreement to purchase and sell (or write) exchange listed or over-the-counter put and call options on securities, futures, currencies and indices, Interest Rate Protection Agreement, foreign exchange contracts, swap agreements, other arrangements for which security is required under Section 18 of the Investment Company Act or other similar agreements or arrangements.

             "Indebtedness" shall mean, as to any Person, without duplication,
(i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) borrowings of securities by such Person, and (viii) all obligations under any Hedging Agreement.

             "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans hereunder occurs.

             "Interest Determination Date" shall mean with respect to any NIBOR Loan, the Business Day any NIBOR Loan is made on.

             "Interest Period" shall have the meaning provided in Section 1.8.

             "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, swap hedging agreement or other similar agreement or arrangement.

             "Investment Advisor" shall mean Warburg, Pincus Counsellors, Inc. and, in the case of Japan OTC, shall also mean and include SPARX Investment & Research USA, Inc.

             "Investment Advisers Act" shall mean the Investment Advisers Act of 1940, as amended, including the rules and regulations promulgated thereunder.

             "Investment Advisory Agreement" shall mean collectively each of the Investment Advisory Agreements listed on Schedule I as each such agreement may be amended from time to time in accordance with the terms of this Agreement.

             "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, including the rules and regulations promulgated thereunder.

             "Investment Practices" shall mean the investment objectives, investment policies and investment restrictions of a Borrower as set forth in the Prospectus.

             "Japan OTC" shall mean Warburg, Pincus Japan OTC Fund, Inc.

             "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

             "Loan" shall have the meaning provided in Section 1.1(a).

             "Monthly Report" shall have the meaning provided in Section 6.1(b).

             "Monthly Valuation Date" shall mean the last Friday of each calendar month, or if such Friday is not a Business Day, the immediately preceding Business Day.

             "NIBOR Loan" shall mean each Loan designated as such by a Borrower at the time of the incurrence thereof or conversion thereto.

             "NIBOR Rate" shall mean the offered quotation in the New York interbank market to Deutsche Bank AG, New York Branch for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the NIBOR Loan with respect to which such determination is being made with maturities comparable to the Interest Period applicable to such NIBOR Loan commencing on the Business Day which is the commencement of such Interest Period rounded off to the nearest 1/16 of 1%.

             "Note" shall have the meaning provided in Section 1.5.

             "Notice Office" shall mean the office of the Bank located at 31 West 52 Street, New York, New York 10019, Attention: Lynn Sierra, or such other office as the Bank may hereafter designate in writing as such to the other parties hereto.

             "Obligations" shall mean all amounts owing to the Bank by a Borrower pursuant to the terms of this Agreement or any other Credit Document.

             "Payment Office" shall mean the office of the Bank located at 31 West 52 Street, New York, New York 10019, or such other office in the United States as the Bank may hereafter designate in writing as such to the other parties hereto.

             "Permitted Investments" shall mean those investments in portfolio securities permitted to be made by a Borrower in accordance with (x) its Investment Practices and (y) the terms of this Agreement.

             "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

             "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) a Borrower or an ERISA Affiliate.

             "Prime Lending Rate" shall mean the rate which Deutsche Bank AG, New York Branch announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Deutsche Bank AG, New York Branch may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

             "Prospectus" shall mean with respect to each Borrower its Prospectus as listed on Schedule II as may be supplemented from time to time together with each statement of additional information related thereto.

             "Registration Statement" shall mean each Borrower's Registration Statement.

             "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

             "Regulations G, T, U and X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

             "Repurchase Agreement" shall mean any agreement to purchase an asset presently and then to sell such asset to a third party in the future.

             "Request for Borrowing" shall have the meaning provided in Section 1.3.

             "Requested Additional Borrower" shall have the meaning set forth in
Section 1.10 of this Agreement.

             "Reverse Repurchase Agreement" shall mean any agreement to sell an asset presently and then to repurchase such asset in the future.

             "SEC" shall mean the Securities and Exchange Commission.

             "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

             "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

             "Senior Securities" shall have the meaning ascribed to such term in
Section 18 of the Investment Company Act.

             "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

             "Total Borrower Facility" shall mean $100 million.

             "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Federal Funds Rate Loan, a Base Rate Loan or a NIBOR Loan.

             "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

             "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated benefits under the Plan as of the close of its most recent plan year exceed the fair market value of the assets allocable thereto determined in accordance with the Code.

             "United States" and "U.S." shall each mean the United States of America.

             "Valuation Date" shall mean each Monthly Valuation Date, each day on which a Borrowing occurs and the first day of each Interest Period.


             SECTION 10. Miscellaneous.

             10.1 Payment of Expenses, etc. Each Borrower, on a pro rata basis (or such basis as Counsellors on behalf of the Borrowers may specify to the Bank from time to time in writing) shall pay all out-of-pocket costs and expenses of the Bank (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any amendment, waiver or consent relating hereto or thereto, of the Bank in connection with its syndication efforts with respect to this Agreement and of the Bank in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Bank).

             10.2 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the relevant Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Bank (including, without limitation, by branches and agencies of the Bank wherever located) to or for the credit or the account of the relevant Borrower against and on account of the Obligations and liabilities of such Borrower to the Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by the Bank pursuant to Section 10.4(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Bank shall have made any demand hereunder.

             10.3 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed by overnight delivery, telegraphed, telexed, telecopied, cabled or delivered: if to a Borrower, at such Borrower's address specified opposite its signature below; if to the Bank, at its Notice Office; or, as to either Borrower or the Bank, at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when sent by overnight delivery, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

             10.4 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, that no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Bank and, provided further, that although the Bank may transfer or assign its rights hereunder, the Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Loans hereunder except as provided in Section 10.4(b)) and the transferee or assignee, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that the Bank shall not transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect , or (ii) consent to the assignment or transfer by a Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against the Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation.

             (b) Notwithstanding the foregoing, the Bank may (x) assign all or a portion of its Loans, rights and related outstanding Obligations hereunder to its parent company and/or any affiliate of such Bank or to any one or more Banks, provided that any such assignee is a bank (as defined in the Investment Company Act) or (y) with the consent of each Borrower (not to be unreasonably withheld) assign all or a portion of such Loans, rights and obligations to one or more Eligible Transferees, each of which assignees shall become party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i) at such time the Banks and the Borrower shall modify this Agreement to the extent necessary to effect such assignment and (ii) new Notes will be issued, at the Borrowers' expense, to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of Section 1.5. To the extent of any assignment pursuant to this Section 10.4(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Loans, rights and Obligations.

             (c) Notwithstanding anything to the contrary contained above, in connection with any participation or assignment pursuant to preceding Sections 10.4(a) or (b), the Bank granting the assignment or participation shall, in the agreement with respect thereto, obtain a representation from the participant or assignee to the effect that it is not an Affiliated Person of any Borrower or an Affiliated Person of such an Affiliated Person of any Borrower.

             (d) Nothing in this Agreement shall prevent or prohibit the Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by the Bank from such Federal Reserve Bank.

             (e) Each Borrower hereby acknowledges and agrees that the Bank may share with any of its affiliates any information related to such Borrower and its affiliates (including, without limitation, any non-public customer information regarding the creditworthiness of such Borrower and its affiliates), provided that such affiliate shall keep any such information confidential in accordance with its customary banking procedures.

             10.5  No Waiver; Remedies Cumulative; Recourse.
No failure or delay on the part of the Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower and the Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Bank or the holder of any Note would otherwise have. No notice to or demand on a Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

             10.6 Calculations; Computations. (a) The financial statements to be furnished to the Bank and the calculation of Asset Coverage Ratios pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the relevant Borrower to the Bank); provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 6, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Bank pursuant to Section 5.5(a).

             (b) All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.


             10.7 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH COURTS LACK JURISDICTION OVER SUCH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH BORROWER. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK UNDER THIS AGREEMENT, THE BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

             (b) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT

IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

             (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

             10.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Bank.

             10.9 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

             10.10 Amendment or Waiver; etc. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrowers and the Bank. In the event that there is no Default or Event of Default, the Total Borrower Facility has been terminated and all amounts due and owing shall have been paid, the Bank shall agree to terminate this Agreement upon the request of the Borrowers.

             10.11 Survival. All indemnities set forth herein shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

             10.12 Domicile of Loans. The Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or banking affiliate of the Bank.

             10.13 Separate Agreements. Notwithstanding any other provision, the relationship and agreements as set forth in the Agreement between each Borrower and the Bank shall be several, separate and distinct from those between each other Borrower and the Bank, to the same effect as would be the case if each Borrower executed a separate Agreement with the Bank in the form hereof without execution thereof by any other such Borrower.

             10.14 Organization. (a) The Bank acknowledges that each of the following Borrowers is a series (each series a "Portfolio") of a registered investment company organized in series form and that this Agreement is entered into by each such investment company on behalf of and with respect to such
Portfolio: Warburg, Pincus Balanced Fund, Warburg, Pincus Growth & Income Fund, Warburg, Pincus Tax Free Fund, Warburg, Pincus Trust-Small Company Growth Portfolio and -International Equity Portfolio, and Warburg, Institutional Fund, Inc.-International Equity Portfolio. In those cases all references herein to "Borrower" are to the individual Portfolio. All Obligations of such Borrower shall be satisfied solely from the assets of the appropriate Portfolio and not from any other assets of the investment company or any other series or portfolio of such investment company.

             (b) A copy of the Declarations of Trust of: (i) Warburg, Pincus Capital Appreciation Fund; (ii) Warburg, Pincus Fixed Income Fund; (iii) Warburg, Pincus New York Intermediate Municipal Fund; and (iv) Warburg Pincus Trust (each a Trust and collectively, the "Trusts") are on file with the Secretary of the Commonwealth of Massachusetts. The parties hereto acknowledge that this Agreement is not executed by such Trusts on behalf of the trustees of the Trusts as individuals and that the obligations of this Agreement are not binding upon any of the trustees, officers, shareholders or partners of a Trust individually, but are binding upon the assets and property of each Trust individually. The parties agree that no shareholder, trustee, officer or partner of a Trust may be held personally liable or responsible for any obligations of the Trust arising out of this Agreement and that the Bank shall have no claim under this Agreement on the assets or property of any portfolio or series of a Trust other than the assets or property of such Trust, and that no portfolio or series of such Trust shall have the right of set off against assets, property or obligations of the Bank owed to or held by any other portfolio or series of a Trust.

                IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:                                           WARBURG, PINCUS CAPITAL
WARBURG, PINCUS CAPITAL                            APPRECIATION FUND
APPRECIATION FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/_________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                    Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS EMERGING GROWTH
WARBURG, PINCUS EMERGING GROWTH FUND               FUND, INC.
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/_________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                   Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS FIXED INCOME
WARBURG, PINCUS FIXED INCOME FUND                  FUND, INC.
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/_________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                    Secretary
Attention:  Eugene Grace

Address:                                           THE RBB FUND, INC. on behalf of WARBURG,
WARBURG, PINCUS BALANCED FUND                      PINCUS BALANCED FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          _____________________________
Telephone:  (212) 878-0812                         Name:
Telecopier:  (212) 878-9351                        Title:
Attention:  Eugene Grace


                                      -37-







Address:                                           THE RBB FUND, INC. on behalf of WARBURG,
WARBURG, PINCUS TAX FREE FUND                      PINCUS TAX FREE FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          _____________________________
Telephone:  (212) 878-0812                         Name:
Telecopier:  (212) 878-9351                        Title:
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS INTERMEDIATE MATURITY
WARBURG, PINCUS INTERMEDIATE                       GOVERNMENT FUND, INC.
MATURITY GOVERNMENT FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/ _________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                       Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS NEW YORK
WARBURG, PINCUS NEW YORK                           INTERMEDIATE MUNICIPAL FUND
INTERMEDIATE MUNICIPAL FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/__________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                   Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS TRUST-SMALL
WARBURG, PINCUS TRUST-SMALL                        COMPANY GROWTH PORTFOLIO
COMPANY GROWTH PORTFOLIO
PORTFOLIO
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/__________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                   Secretary
Attention:  Eugene Grace


                                      -38-






Address:                                           WARBURG, PINCUS TRUST-
WARBURG, PINCUS TRUST-                             INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/__________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                    Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS MANAGED BOND
WARBURG, PINCUS SHORT-TERM TAX-                    TRUST, ON BEHALF OF WARBURG,
ADVANTAGED FUND                                    PINCUS SHORT-TERM TAX-
c/o:                                               ADVANTAGED FUND
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017
Telephone:  (212) 878-0812                         _____________________________
Telecopier:  (212) 878-9351                        Name:
Attention:  Eugene Grace                           Title:

Address:                                           WARBURG, PINCUS POST-VENTURE
WARBURG, PINCUS POST-VENTURE                       CAPITAL FUND, INC.
CAPITAL FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          /s/__________________________
Telephone:  (212) 878-0812                         Name:  Eugene P. Grace
Telecopier:  (212) 878-9351                        Title:  Vice President &
Attention:  Eugene Grace                                       Secretary

Address:                                           WARBURG, PINCUS INTERNATIONAL
WARBURG, PINCUS INTERNATIONAL                      EQUITY FUND, INC.
EQUITY FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          /s/__________________________
Telephone:  (212) 878-0812                         Name:  Eugene P. Grace
Telecopier:  (212) 878-9351                        Title:  Vice President &
Attention:  Eugene Grace                                       Secretary


                                      -39-






Address:                                           WARBURG, PINCUS INSTITUTIONAL
WARBURG, PINCUS INSTITUTIONAL FUND                 FUND, INC. - INTERNATIONAL
- INTERNATIONAL EQUITY PORTFOLIO                   EQUITY PORTFOLIO
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/__________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                       Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS GLOBAL FIXED
WARBURG, PINCUS GLOBAL FIXED                       INCOME FUND, INC.
INCOME
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          /s/__________________________
Telephone:  (212) 878-0812                         Name:  Eugene P. Grace
Telecopier:  (212) 878-9351                        Title:  Vice President &
Attention:  Eugene Grace                                          Secretary

Address:                                           WARBURG, PINCUS JAPAN OTC FUND,
WARBURG, PINCUS JAPAN OTC FUND                     INC.
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue                               /s/__________________________
New York, New York  10017                          Name:  Eugene P. Grace
Telephone:  (212) 878-0812                         Title:  Vice President &
Telecopier:  (212) 878-9351                                       Secretary
Attention:  Eugene Grace

Address:                                           WARBURG, PINCUS, INC. EMERGING
WARBURG, PINCUS EMERGING MARKETS                   MARKETS FUND, INC.
FUND
c/o:
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          /s/__________________________
Telephone:  (212) 878-0812                         Name:  Eugene P. Grace
Telecopier:  (212) 878-9351                        Title:  Vice President &
Attention:  Eugene Grace                                          Secretary


                                      -40-






Address:                                           THE RBB FUND, INC. on Behalf of
WARBURG, PINCUS GROWTH & INCOME FUND               WARBURG, PINCUS GROWTH & INCOME
c/o:                                               FUND
Warburg, Pincus Counsellors, Inc.
466 Lexington Avenue
New York, New York  10017                          _____________________________
Telephone:  (212) 878-0812                         Name:
Telecopier:  (212) 878-9351                        Title:
Attention:  Eugene Grace


                                                   DEUTSCHE BANK AG, NEW YORK
                                                   BRANCH



                                                   _____________________________
                                                   Name:
                                                   Title:



                                                   _____________________________
                                                   Name:
                                                   Title:



                                      -41-








                                                                  EXHIBIT A


                              REQUEST FOR BORROWING

                                                          Wire Instructions
DATE:                                                     ABA#
TO:      Deutsche Bank AG, New York
         Branch
FROM:    [NAME OF BORROWER]                               Acct#
RE:      Loan Transactions - Warburg,                     Ref Warburg, Pincus Counsellors,
         Pincus Funds                                     Inc. on behalf of the Warburg,
                                                          Pincus Funds



                                                                                 Daily Accrued
                                                                                   Interest
                                                               Principal            Payment
Fund#            Fund Name              New Borrowings         Repayments

                                        $                      ($       )       ($      )
                                        $                      ($       )       ($      )
                                        $                      ($       )       ($      )
                                        $                      ($       )       ($      )

                 Totals                 $___________           ($_______)       ($______)

         Net Wire:  To (From)   $___________
         [Name of Borrower]




-----------------------
Authorized Signature

                                                                       EXHIBIT B


                                 REVOLVING NOTE


                                                                          [Date]

                FOR VALUE RECEIVED, [NAME OF BORROWER], a _______________ organized and existing under the laws of _____________________ (the "Borrower"), hereby promises to pay to the order of DEUTSCHE BANK AG, NEW YORK BRANCH (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank AG, New York Branch, located at 31 West 52nd Street, New York, New York 10019, on the earlier of any Expiry Date (capitalized terms used herein and not otherwise defined shall have the meaning in the Agreement referred to below), the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) or, if less, the then unpaid principal amount of the Loan made to the Borrower evidenced by this Note and outstanding on such date.

               The Borrower promises also to pay interest on the unpaid principal amount of this Note in like money at such office from the date hereof until paid at the rates and at the times provided in Section 1.7 of the Agreement.

               This Note is one of the Notes referred to in the Credit Agreement dated as of February ___, 1996 among the Borrowers listed therein and the Bank (as amended, modified and supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof.

               In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

               The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

               THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                      [NAME OF BORROWER]



                                                      By_____________________
                                                      Name:
                                                      Title:

                                      GRID


                                         Unpaid
                                        Principal           Principal
                      Amount            Paid or              Amount              Notation
      Date            of Loan            Prepaid             of Note              Made by
      ----            -------           ---------           ----------           --------
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

                                                                       EXHIBIT C


                               OPINION OF COUNSEL


                                                                         [Date]


To the Bank party to the
Credit Agreement referred to below

Ladies and Gentlemen:

               We have acted as counsel for [Name of Borrowers], each a corporation or trust organized and existing under the laws of (each a "Borrower" and collectively the "Borrowers"), in connection with the execution and delivery of the following documents (collectively, the "Credit Documents"):

         (a) the Credit Agreement, dated as of February __, 1996 among the Borrowers and Deutsche Bank AG, New York Branch, (the "Agreement"); and

         (b) the Notes of each Borrower, dated the date hereof and delivered pursuant to the Agreement;

               This opinion is delivered to you pursuant to Section 3.3 of the Agreement. Terms used herein which are defined in the Agreement shall have the respective meanings set forth in the Agreement, unless otherwise defined herein.

               In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies.

               We have also assumed, for purposes of the opinions expressed herein, that the parties to the Credit Documents other than the Borrowers have the corporate power and authority to enter into and perform each of the Credit Documents and that each of the Credit Documents has been duly authorized, executed and delivered by each such other party.

                                                                       Exhibit C
                                                                          page 2

               Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

               1. Each Borrower (i) is a duly organized and validly existing trust or corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

               2. Each Borrower has the corporate or trust power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Borrower has duly execute and delivered each of the Credit Documents to which it is party, and assuming due authorization, execution and delivery by the other parties thereto, each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

               3. Neither the execution, delivery or performance by any Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation (including, without limitation, the Investment Company Act and Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) or, to the best of our knowledge after due inquiry, any order, writ, injunction or decree of any court or governmental instrumentality,
(ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitutes a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower, pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument of which we are aware to which any Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws or trust documentation of any Borrower. The basis for the opinions expressed in this paragraph 3 as they relate to Section 17(d) of the 1940 Act and Rule 17d-1 promulgated thereunder by the

                                                                       Exhibit C
                                                                          page 3

Securities  and Exchange  Commission  (the  "Commission")  is explained below.

               Section 17(d) of the 1940 Act provides, in pertinent part, as follows:

        It shall be unlawful for any affiliated person of . . . a registered investment company . . . or any affiliated person of such person . . . acting as principal to effect any transaction in which such registered company . . . is a joint or a joint and several participant with such person . . . or affiliated person, in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such registered or controlled company on a basis different from or less advantageous than that of such other participant.

        Rule 17d-1 under the 1940 Act provides, in relevant part, as follows:

        No affiliated person of . . . any registered investment company . . . and no affiliated person of such a person . . . acting as principal, shall participate in, or effect and transaction in connection with, any joint enterprise or other joint arrangement or profit-sharing plan in which any such registered company . . . is a participant, and which is entered into, adopted or modified subsequent to the effective date of this rule, unless an application regarding such joint enterprise, arrangement or profit-sharing plan has been filed with the Commission and has been granted by an order entered prior to the submission of such plan  or  modification  to  security  holders  for  approval  ....  Rule
        17d-1(a).

        A "joint enterprise or other joint arrangement or profit-sharing plan" as used in this rule shall mean any written or oral plan, contract, authorization or arrangement, or any practice or understanding concerning an enterprise or undertaking whereby a registered investment company . . . and any affiliated person of . . . such registered investment company, or an affiliated person of such a person... have a joint or a joint and several participation, or share in the profits of such enterprise or undertaking. . . . Rule 17(d)-1(c).

Execution and delivery of the Credit Agreement by the Borrowers could be considered a "joint enterprise or other joint arrangement or profit-sharing plan" as defined in Rule 17d-1(c) under the 1940 Act, so as to require the Borrowers to obtain a prior order from the Commission authorizing such action pursuant to Rule 17(d)-1(a). However, in a letter (the "T. Rowe Price Letter") publicly

                                                                       Exhibit C
                                                                          page 4

available July 31, 1995 addressed to the T. Rowe Price Funds (the "TRP Funds"), the Office of the Chief Counsel of the Division of Investment Management at the Commission stated that it would not recommend that the Commission take enforcement action against the TRP Funds under Section 17(d) of the 1940 Act or Rule 17d-1 thereunder if the TRP Funds jointly entered into a credit facility having terms and conditions set forth in the T. Rowe Price Letter.

Our opinion with respect to the necessity of obtaining authorizations from or making filings with any regulatory authority of the United States in connection with execution, delivery, and performance of the Credit Agreement by the Fund on behalf of the Borrowers, and our opinion with respect to execution, delivery and performance of the Credit Agreement by the Fund on behalf of the Borrowers not violating any statutory law, rule or regulation of the United States, as they relate to Section 17(d) of the 1940 Act and Rule 17d-1, are based upon the interpretation of those provisions in the T. Rowe Price Letter. We believe that the Commission's Division of Investment Management would, upon request, issue a "no-action" letter to the Borrowers similar to the T. Rowe Price Letter, because the terms and conditions of the Credit Agreement are not materially different from the terms and conditions of the credit arrangement described in the T. Rowe Price Letter. We note, however, that while members of the public are entitled to rely upon "no-action" letters like the T. Rowe Price Letter, such letters are only expressions of the views of the Commission's staff and are not an expression of the views of the Commission. 17 C.F.R. ss. 202.l(d). We also note that the T. Rowe Price Letter is the only authoritative pronouncement of the Commission or its staff that we found relating to the application of Section 17(d) of the 1940 Act and Rule 17d-1 to arrangements like those contemplated by the Credit Agreement.

               4. To the best of our knowledge after due inquiry, there are no actions, suits or proceedings pending or threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the operations, business, property, assets, condition (financial or otherwise) or prospects of any Borrower.

               5. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which a Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

                                                                       Exhibit C
                                                                          page 5

               6. Each Borrower is duly registered as an open-end management investment company, or series thereof, under the Investment Company Act and such registration and has not been revoked and is in full force and effect.

               The foregoing opinions are subject to the following exceptions, limitations, and qualifications:

               (a) We express no opinion as to the validity or enforceability of any provision of the Credit Agreement which (i) permits the Bank to increase the rate of interest or to collect a late charge in the event of delinquency or default; (ii) purports to be a waiver by a Borrower of any right or benefit except to the extent permitted by applicable law; (iii) purports to require that waivers must be in writing to the extent that an oral agreement or implied agreement by trade practice or course of conduct modifying provisions of the Credit Agreement has been made; (iv) purports to be a waiver of the right to a jury trial; (v) purports to be a waiver of the obligations of good faith, fair dealing, diligence, mitigation of damages or commercial reasonableness; (vi) purports to exculpate any party from its own negligent acts or limit any party from certain liabilities; or (vii) chooses the governing law of New York where such choice of law would violate a public policy of the State of Maryland or the Commonwealth of Massachusetts, although we are not aware of any such policy in the State of Maryland or the Commonwealth of Massachusetts which is violated by any provision of the Credit Agreement.

               (b) We express no opinion as to the enforceability of forum selection clauses upon the courts in the forum selected.

               We are members of the Bar of the State of New York and we do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the United States of America and the State of New York.

               The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person.

                                                          Very truly yours,

                                                                       EXHIBIT D


                               [NAME OF BORROWER]

                              Officers' Certificate


I,  the  undersigned,   [President/Vice-President]  of  (Name  of  Borrower),  a
[corporation] [trust] organized and existing under the laws of ___________ (the "Borrower"), DO HEREBY CERTIFY that:

               1. This Certificate is furnished pursuant to Section 3.2 of the Credit Agreement, dated as of February __, 1996 among the Borrowers listed therein and Deutsche Bank AG, New York Branch (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

               2. The persons named below have been duly elected, have been duly qualified as and at all times since _____________ 1 to and including and date hereof, have been officers of the Borrower, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.


                          Name2                Office            Signature
                      ------------           -----------        -------------

                      ------------           -----------        -------------

                      ------------           -----------        -------------



               3. Attached  hereto as Exhibit A is a copy of the [Trust Charter]
[Certificate of Incorporation] of the Borrower as filed in the _______________________ Office of on ________ 19__, together with all amendments thereto adopted through the date hereof


---------------------

1 Insert a date prior to the time of any corporate action relating to the Credit Agreement.

2 Include name, office, and signature of each officer who will sign any Credit document, including the officer who will sign the certification at the end of this certificate.

                                                                       EXHIBIT D
                                                                          page 2

               4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Borrower as in effect on 3 together with all amendments thereto adopted through the date hereof.

               5.  Attached  hereto as Exhibit C is a true and  correct  copy of resolutions duly adopted by the Board of [Trustees][Directors] of the Borrower at a meeting on _________________ at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of [Trustees][Directors] of the Borrower which deal with the execution, delivery or performance of any of the Credit Documents.

               6. On the date hereof, the representations and warranties contained in Section 5 of the Credit Agreement are true and correct, both before and after giving effect to each Borrowing to be incurred on the date hereof and the application of the proceeds thereof.

               7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowings to be incurred on the date hereof or from the application of the proceeds thereof.

               8. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

               9. On the date hereof, all of the conditions set forth in Sections 3.5, 3.6 and 4.1 have been satisfied on such date.


               IN WITNESS WHEREOF, I have hereunto set my hand this this __th day of December 1995.

                                                    [Name of Borrower]

                                                    Name:______________________
                                                    Title:_____________________

---------------------

3       Insert same date as in paragraph 2 of this certificate.

                                                                       EXHIBIT D
                                                                          page 3


I, the undersigned, [Secretary/Assistant Secretary,] of the Borrower, DO HEREBY CERTIFY that:

               1. [Insert name of Person making the above certifications] is the duly elected and qualified [Insert Office] of the Borrower and the signature above is his genuine signature.

               2. The certifications made by [name] in items 2, 3, 4 and 5 above are true and correct.

               3. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

               IN WITNESS WHEREOF, I have hereunto set my hand this __th day of February, 1996.

                                                    [Name of Borrower]

                                                    Name: _____________________
                                                    Title:_____________________

                                                                      SCHEDULE I
                              Warburg, Pincus Funds

                     List of Investment Advisory Agreements


Warburg, Pincus Balanced Fund

Investment Advisory Agreement between Warburg, Pincus Balanced Fund and Warburg, Pincus Counsellors, Inc. ("Counsellors") dated August 16, 1994

Warburg, Pincus Capital Appreciation Fund

Investment Advisory Agreement between Warburg, Pincus Capital Appreciation Fund and Counsellors dated July 10, 1987

Warburg, Pincus Emerging Growth Fund

Investment Advisory Agreement between Warburg, Pincus Emerging Growth Fund, Inc. and Counsellors dated January 21, 1988

Warburg, Pincus Emerging Markets Fund

Investment Advisory Agreement between Warburg, Pincus Emerging Markets Fund, Inc. and Counsellors dated December 30, 1994

Warburg, Pincus Fixed Income Fund

Investment Advisory Agreement between Warburg, Pincus Fixed Income Fund and Counsellors dated July 10, 1987

Warburg, Pincus Growth & Income Fund

Investment Advisory Agreement between Warburg, Pincus Growth & Income Fund and Counsellors, Inc. dated September 30, 1993

Warburg, Pincus Global Fixed Income Fund

Investment Advisory Agreement between Warburg, Pincus Global Fixed Income Fund and Counsellors dated November 1, 1990

Warburg, Pincus Institutional Fund

Investment Advisory Agreement between Warburg,  Pincus  Institutional Fund, Inc.
("Institutional")   and  Counsellors,   relating  to  the  International  Equity
Portfolio, dated August 26, 1992

Investment Advisory Agreement between Institutional and Counsellors, relating to the Global Fixed Income Portfolio, dated August 26, 1992

Warburg Pincus Intermediate Maturity Government Fund

Investment Advisory Agreement between Warburg, Pincus Intermediate Maturity Government Fund, Inc. and Counsellors dated August 22, 1988

Warburg, Pincus International Equity Fund

Investment Advisory Agreement between Warburg, Pincus International Equity Fund, Inc. and Counsellors dated April 27, 1989

Warburg, Pincus Japan OTC Fund

Investment Advisory Agreement between Warburg, Pincus Japan OTC Fund, Inc. and Counsellors dated September 27, 1994

Sub-Investment Advisory Agreement between Warburg, Pincus Japan OTC Fund and SPARX Investment & Research, USA, Inc. dated September 27, 1994

Warburg, Pincus New York Intermediate Municipal Fund

Investment Advisory Agreement between New York Intermediate Municipal Fund, Inc. and Counsellors dated April 1, 1987

Warburg, Pincus Post-Venture Capital Fund

Investment Advisory Agreement between Warburg, Pincus Post-Venture Capital Fund, Inc. and Counsellors dated September 29, 1995

Warburg, Pincus Managed Bond Trust -
Warburg, Pincus Short-Term Tax-Advantaged Bond Portfolio

Investment Advisory Agreement between Warburg, Pincus Managed Bond Trust and Counsellors dated July 29, 1994

Warburg, Pincus Tax Free Fund

Investment Advisory Agreement between Warburg, Pincus Tax Free Fund and Counsellors dated March 31, 1995

Warburg, Pincus Trust

Investment Advisory Agreement between Warburg, Pincus Trust and Counsellors, relating to the Small Company Growth Portfolio, dated June 20, 1995

Investment Advisory Agreement between Warburg, Pincus Trust and Counsellors, relating to the International Equity Portfolio, dated June 20, 1995

                                                                     SCHEDULE II

                              Warburg, Pincus Funds
                            List of Fund Prospectuses

Description                                                    Date
-----------                                                    -----
Combined Prospectus relating to
the Common Shares of the following funds:
Warburg, Pincus Capital Appreciatrion
   Fund
Warburg, Pincus Emerging Growth Fund
Warburg, Pincus Post-Venture Capital Fund
Warburg, Pincus International Equity Fund
Warburg, Pincus Japan OTC Fund                                September 29, 1995

Advisor Share Prospectus of
Warburg, Pincus Capital Appreciation
   Fund                                                       September 29, 1995

Advisor Share Prospectus of
Warburg, Pincus Emerging Growth Fund                          September 29, 1995

Advisor Share Prospectus of
Warburg, Pincus Post-Venture Capital Fund                     September 29, 1995

Advisor Share Prospectus of
Warburg, Pincus International Equity Fund                     September 29, 1995

Advisor Share Prospectus of
Warburg, Pincus Japan OTC Fund                                September 29, 1995

Combined Prospectus relating to
all shares of the following funds:
Warburg, Pincus Fixed Income Fund
Warburg, Pincus Intermediate
  Maturity Government Fund
Warburg, Pincus Global Fixed
  Income Fund
Warburg, Pincus New York
  Intermediate Municipal Fund                                 March 1, 1995

Common Shares Prospectus of
Warburg, Pincus Emerging
  Markets Fund                                                June 30, 1995

Advisor Shares Prospectus of
Warburg, Pincus Emerging
  Markets Fund                                                June 30, 1995


                                                                     SCHEDULE II

                              Warburg, Pincus Funds
                            List of Fund Prospectuses

Description                                                    Date
-----------                                                    -----

Prospectus of Warburg, Pincus
   Institutional Fund                                         March 1, 1995

Prospectus of Warburg, Pincus
   Managed Bond Trust                                         March 1, 1995

Prospectus of Warburg, Pincus Trust                           June 20, 1995

Common Shares Prospectus of
Warburg, Pincus Growth
  & Income Fund                                               December 28, 1994,
                                                              revised March 10, 1995

Combined Prospectus reflecting Common
Shares of the following funds:
Warburg, Pincus Balanced Fund
Warburg, Pincus Growth &
  Income Fund                                                 December 28, 1994,
                                                              revised May 10, 1995

Advisor Shares Prospectus of
Warburg, Pincus Growth
  & Income Fund                                               December 28, 1994,
                                                              revised May 15, 1995

Advisor Shares Prospectus of
Warburg, Pincus Balanced
  Fund                                                        December 28, 1994,
                                                              revised August 31, 1995

Prospectus of Warburg, Pincus
   Tax Free Fund                                              December 21, 1994,
                                                              supplemented February
                                                              14, 1995

Statements of Additional Information
relating to the following funds:

Warburg, Pincus Capital Appreciation Fund                     September 29, 1995
Warburg, Pincus Emerging Growth Fund                          September 29, 1995
Warburg, Pincus Post-Venture Capital Fund                     September 29, 1995
Warburg, Pincus International Equity Fund                     September 29, 1995
Warburg, Pincus Japan OTC Fund                                September 29, 1995
Warburg, Pincus Fixed Income Fund                             March 1, 1995
Warburg, Pincus Global Fixed Income Fund                      March 1, 1995

                                                                     SCHEDULE II

                              Warburg, Pincus Funds
                            List of Fund Prospectuses

Description                                                    Date
-----------                                                    -----


Warburg, Pincus Intermediate
  Maturity Government Fund                                    March 1, 1995
Warburg, Pincus New York
  Intermediate Municipal Fund                                 March 1, 1995
Warburg, Pincus Emerging Markets Fund                         June 30, 1995
Warburg, Pincus Institutional Fund                            March 1, 1995
Warburg, Pincus Managed Bond Trust                            March 1, 1995
Warburg, Pincus Trust                                         June 20, 1995
Warburg, Pincus Balanced Fund                                 December 28, 1994
Warburg, Pincus Growth & Income Fund                          December 28, 1994
Warburg, Pincus Tax Free Fund                                 December 28, 1994
